Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In connection with the Annual Report on Form 10-K of Highlands Bancorp, Inc. (the "Company") for the period ended December 31, 2011 (the "Report"), I, George E. Irwin, Chief Executive Officer of the Bank, to my knowledge certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

A.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.

Date: March 28, 2012	By:	/s/ George E. Irwin
George E. Irwin
President and Chief Executive Officer

45